UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

BCSB Bancorp, Inc.
(Exact Name Of Registrant As Specified In Charter)

Maryland	0-53163	26-1424764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (410) 256-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On September 30, 2011, BCSB Bancorp, Inc. (the “Company”), the holding company for Baltimore County Savings Bank (the “Bank”), announced that the Bank completed its previously announced conversion from a federally chartered savings bank to a Maryland-chartered commercial bank.  The Company’s press release announcing the charter conversion is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number 99.1	Description Press release dated September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCSB BANCORP, INC.

Date: October 4, 2011	By:	/s/ Joseph J. Bouffard
Joseph J. Bouffard
President and Chief Executive Officer